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                                                                    Exhibit (23)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated February 11, 1998, included or incorporated by reference in Stepan Company's Annual Report in this Form 10-K for the year ended December 31, 1997, into the company's previously filed Registration Statements on Form S-8, File Nos. 2-64668, 2-40183, 2-80336 and 33-57189.






                                                        ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 27, 1998